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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                      SECTION 1350, CHAPTER 63 OF TITLE 18
                           OF THE UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of R. R. Donnelley & Sons Company (the "Company") on Form 10-Q/A for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Amended Report"), I, William L. Davis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Amended Report fully complies with the requirements of section 13
          (a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Amended Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ William L. Davis

William L. Davis
Chief Executive Officer
November 5, 2002